        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  The unaudited pro forma condensed consolidated statements of income combine Ascend's and Cascade's historical consolidated statements of income for each of the three years in the period ended December 31, 1996 giving effect to the Merger on a pooling of interests basis as if it had occurred at the beginning of each period presented and to the purchase of Sahara for the year ended December 31, 1996, which is being accounted for as a purchase transaction, at the beginning of 1996. The historical financial information of Ascend and Cascade has been derived from the audited consolidated financial statements for each of the three years in the period ended December 31, 1996 and of Sahara for the year ended December 31, 1996 which are incorporated by reference herein and should be read in conjunction with such financial statements and the notes thereto. The pro forma information is not necessarily indicative of the combined consolidated operating results that would have occurred had the Merger and the purchase transaction been consummated at the beginning of the periods presented, nor is it indicative of future combined operating results or financial position.


                           ASCEND, CASCADE AND SAHARA
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                (AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                           YEAR ENDED DECEMBER 31, 1996
                                      ----------------------------------------
                                       ASCEND   CASCADE  SAHARA   COMBINED
                                      -------- --------- -------  --------
Net sales............................ $549,297 $ 340,976 $   --   $890,273
Cost of sales........................  192,226   119,519     --    311,745
                                      -------- --------- -------  --------
  Gross profit.......................  357,071   221,457     --    578,528
Operating expenses:
  Research and development...........   40,291    53,378   4,908    98,577
  Sales and marketing................  111,599    44,687   1,101   157,387
  General and administrative.........   16,745    13,110   1,415    31,270
  Costs of Merger....................   13,900       --      --     13,900
                                      -------- --------- -------  --------
    Total operating expenses.........  182,535   111,175   7,424   301,134
                                      -------- --------- -------  --------
Operating income (loss)..............  174,536   110,282  (7,424)  277,394
Interest income, net.................   11,879     5,307      92    17,278
                                      -------- --------- -------  --------
Income (loss) before income taxes....  186,415   115,589  (7,332)  294,672
Provision for income taxes...........   73,304    44,810     --    118,114
                                      -------- --------- -------  --------
Net income (loss).................... $113,111 $  70,779 $(7,332) $176,558
                                      ======== ========= =======  ========
Net income (loss) per share.......... $   0.89 $    0.72 $ (0.57) $   0.89
                                      ======== ========= =======  ========
Number of shares used in per share
 calculation.........................  127,809    97,767  12,752   198,626
                                      ======== ========= =======  ========

--------
See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                               ASCEND AND CASCADE
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                (AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                  YEAR ENDED DECEMBER 31, 1995
                                                  ------------------------------
                                                   ASCEND    CASCADE  COMBINED
                                                  --------- --------- ----------
Net sales........................................ $ 152,604 $ 134,834 $ 287,438
Cost of sales....................................    53,296    48,563   101,859
                                                  --------- --------- ---------
  Gross profit...................................    99,308    86,271   185,579
Operating expenses:
  Research and development.......................    12,400    20,651    33,051
  Sales and marketing............................    35,447    20,587    56,034
  General and administrative.....................     9,129     6,955    16,084
  Purchased research and development.............     3,032       --      3,032
                                                  --------- --------- ---------
    Total operating expenses.....................    60,008    48,193   108,201
                                                  --------- --------- ---------
Operating income.................................    39,300    38,078    77,378
Interest income, net.............................     5,122     3,238     8,360
                                                  --------- --------- ---------
Income before income taxes.......................    44,422    41,316    85,738
Provision for income taxes.......................    16,887    15,906    32,793
                                                  --------- --------- ---------
Net income....................................... $  27,535 $  25,410 $  52,945
                                                  ========= ========= =========
Net income per share............................. $    0.25 $    0.28 $    0.30
                                                  ========= ========= =========
Number of shares used in per share calculation...   111,362    91,220   175,216
                                                  ========= ========= =========

--------
See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                               ASCEND AND CASCADE
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                (AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                YEAR ENDED DECEMBER 31, 1994
                                               -------------------------------
                                                ASCEND     CASCADE   COMBINED
                                               ---------  --------- ----------
Net sales..................................... $  39,655  $  50,060 $   89,715
Cost of sales.................................    13,387     19,113     32,500
                                               ---------  --------- ----------
  Gross profit................................    26,268     30,947     57,215
Operating expenses:
  Research and development....................     6,139      7,384     13,523
  Sales and marketing.........................    11,409     10,547     21,956
  General and administrative..................     3,569      2,699      6,268
                                               ---------  --------- ----------
    Total operating expenses..................    21,117     20,630     41,747
                                               ---------  --------- ----------
Operating income..............................     5,151     10,317     15,468
Interest income, net..........................       969        781      1,750
                                               ---------  --------- ----------
Income before income taxes....................     6,120     11,098     17,218
Provision (benefit) for income taxes..........      (430)     1,832      1,402
                                               ---------  --------- ----------
Net income.................................... $   6,550  $   9,266 $   15,816
                                               =========  ========= ==========
Net income per share.......................... $    0.07  $    0.11 $     0.10
                                               =========  ========= ==========
Number of shares used in per share
 calculation..................................    94,583     81,074    151,335
                                               =========  ========= ==========

--------
See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.


   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  On June 30, 1997, Ascend completed its merger (the "Merger") with Cascade. The Merger was recorded as a pooling of interests. In the Merger, each outstanding share of common stock of Cascade was converted into the right to receive 0.7 of a share of the common stock of the Company. The Company issued approximately 66,346,000 shares of common stock in exchange for all outstanding shares of Cascade common stock.

  Cascade issued approximately 3.4 million shares of Cascade Common Stock in exchange for all the outstanding shares of Sahara. In addition, Cascade assumed all outstanding Sahara stock options to purchase approximately 400,000 shares of Cascade Common Stock. The acquisition was accounted for under the purchase method of accounting. Accordingly, the purchase price of approximately $219 million was allocated to the net assets acquired based upon their estimated fair market values. The estimated fair value of the tangible net assets acquired was approximately $5 million. In addition, approximately $214 million of the purchase price was allocated to in-process research and development that has not reached technological feasibility and that has no alternative future use.

  The pro forma combined per share amounts in the unaudited pro forma condensed consolidated statements of income are based upon the historical weighted average number of shares of common stock and dilutive common stock equivalents of Ascend outstanding during each period presented. In addition, the shares of Ascend Common Stock to be issued in connection with the Merger, based on the equivalent weighted average shares and the dilutive common share equivalents of Cascade outstanding during each period presented, are treated as outstanding during each such period and the shares issued by Cascade to purchase Sahara, adjusted to the equivalent shares of Ascend, are treated as outstanding for the year ended December 31, 1996.

  The consolidated results of operations for 1997 include certain immaterial adjustments to conform the accounting policies of Cascade to those followed by Ascend. Certain financial statement balances of Cascade and Sahara have been reclassified to conform with the Ascend financial statement presentation.

  There were no intercompany translations between Ascend and Cascade.